1

ANNUAL GENERAL MEETING 2019

Janus Henderson
GROUP PLC

This document is important and requires your immediate attention

If you are in any doubt as to the action you should take, you should consult your stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

If you have sold or otherwise transferred all your shares in the company, please send this document and the accompanying documents to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee.

AGM details
Thursday, 2 May 2019

Denver, Colorado, USA
Starts 3.00pm (Denver time)

151 Detroit Street, Denver
CO 80206, USA

Audio cast/dial-in details
Those wishing to listen to the meeting by phone should call:

- Australia Toll-free: 1800 573 793
- UK Toll-free: 0800 358 6377
- US/CAN Toll-free: 866 548 4713
- International Toll: +1 323 794 2093
- Conference ID: 9711056

Alternatively, access to the audio cast and accompanying slides will be available via the Investor Relations section of the Janus Henderson Group website: www.janushenderson.com/AGM2019.

Information for shareholders
This booklet contains:

- Information about who may vote at the meeting, and how they may vote (pages 2 to 6)
- The formal Notice of Annual General Meeting containing the resolutions to be proposed at the meeting (page 8)
- Explanatory notes which set out an explanation of the business to be conducted at the meeting (pages 10 to 13)
- Meeting location details (page 14)

Need Help?
If you have any questions, you can phone the Shareholder Information Line on:

United States
(Toll-Free) 866 638 5573
(Non Toll-Free) +1 781 575 2374

United Kingdom
01534 281842

Australia
1300 137 981

New Zealand
0800 888 017

Please note that there are different voting procedures depending on whether you hold your Janus Henderson shares as (1) ordinary shares listed on the New York Stock Exchange, (2) CHESS Depositary Interests (**CDIs**) quoted on the Australian Securities Exchange, (3) Janus Henderson Depositary Interests (**UK DIs**) through CREST or (4) a holder of UK DIs via the Janus Henderson Corporate Sponsored Nominee Facility (**CSN**). Shareholders are advised to read this booklet carefully to ensure they understand the voting arrangements that apply to them.

Janus Henderson Group plc, 47 Esplanade, St Helier, Jersey, JE1 0BD

Company registration number: 101484
ABN: 67 133 992 766

2

Voting information for all holders

How can you vote at the meeting?

You may attend the AGM in person or appoint either one or more persons as proxies/representatives (who need not be a member of Janus Henderson Group) to attend, speak and vote on your behalf, including the Chairman of the meeting. If you wish to appoint more than one proxy/representative, please copy the enclosed proxy/voting instruction form specific to your holding.

If you appoint more than one proxy, each proxy will be entitled to vote on a show of hands (when they will have one vote) and on a poll (when each proxy will have one vote for every share to which their appointment relates, except in the case of a proxy appointed on your behalf by the Depositary Nominee in the case of CDI holders or the DI Depositary in the case of UK DIs).

What if proxies/voting instructions are to be given on your behalf under a power of attorney or other authority?

Proxies/voting instructions given under authority on behalf of a shareholder must be returned along with either the original power of attorney or other authority, or a certified copy to Janus Henderson Group's Share Registry so as to arrive no later than the cut-off times set out in the table below.

Specific instructions for submitting proxies/voting instructions via the following methods are on the following pages:

- For direct/ordinary shares, see page 3
- For CDIs, see page 4
- For UK DIs, see page 5
- For holders of UK DIs via CSN, see page 6

How does a shareholder that is a company execute its proxy/voting instruction form(s)?

If the holder submitting voting instructions is a company, then it must execute the proxy/voting instruction form(s) applicable to it in one of the following ways:

- by having two directors or a director and a secretary of the company sign the form;
- by having a director of the company sign in the presence of a witness who attests the signature;
- by having a duly authorised officer or attorney sign the form (in which case the shareholder must send with the form the original, or a certified copy, of the document authorising the attorney or representative); or
- if the company has a common seal, by affixing the common seal in accordance with the company's constitution.

Does a proxy/representative have to vote?

Your proxy/representative can decide whether or not to attend the AGM and, if he or she attends, can decide whether or not to vote. Therefore, you should nominate someone you can trust.

Can a proxy/representative vote in favour or against, as he or she wishes?

If a proxy/representative decides to attend the AGM, and the holder of ordinary shares directs the proxy/representative how to vote on an item of business, then the proxy/representative should only vote on that item of business in the way the holder of ordinary shares directed. Or, if the holder of ordinary shares does not direct the proxy/representative how to vote on an item of business, then the proxy/representative may vote in favour, against or abstain on that item.

The proxy/representative will also have discretion to vote as he or she thinks fit on any other business which may properly come before the meeting including amendments to any resolution, and at any adjourned meeting.

How will the Chairman vote as proxy/representative if he has not been directed how to vote?

If a holder of ordinary shares appoints the Chairman of the meeting as proxy/representative and does not direct the Chairman how to vote on an item of business, then when the Chairman votes as proxy on a poll, his current intention is to vote in favour of each of the proposed resolutions. The Chairman's intention necessarily expresses his intention at the date the Notice of Annual General Meeting was printed prior to circulation to shareholders and therefore, in exceptional circumstances, the Chairman's intention may change subsequently.

Holding type	Voting via internet	Voting via telephone	Voting via mail	Voting at the meeting
Direct/ordinary shares	11.59pm (Denver time) on Wednesday, 1 May 2019	11.59pm (Denver time) on Wednesday, 1 May 2019	11.59pm (Denver time) on Wednesday, 1 May 2019	3.00pm (Denver time) on Thursday, 2 May 2019
CDIs^	5.00pm (Sydney time) on Monday, 29 April 2019	N/A	5.00pm (Sydney time) on Monday, 29 April 2019	3.00pm (Denver time) on Thursday, 2 May 2019
UK DIs*	9.00am (London time) on Monday, 29 April 2019	N/A	9.00am (London time) on Monday, 29 April 2019	3.00pm (Denver time) on Thursday, 2 May 2019
CSN (UK DIs via CSN)	9.00am (London time) on Friday, 26 April 2019	N/A	9.00am (London time) on Friday, 26 April 2019	3.00pm (Denver time) on Thursday, 2 May 2019

^ CDI holders may also return their instructions via facsimile by this time.
* UK DI holders may also return their instructions via CREST by this time.

Janus Henderson Group plc Notice of Annual General Meeting 2019

3 Voting information for direct holders of ordinary shares listed on the New York Stock Exchange Who can vote at the meeting? • Only those members entered in the register of members of Janus Henderson Group as at 5.00pm (New York time) on Monday, 11 March 2019 or, if the AGM is adjourned, in the register of members at 5.00pm on the day which is 72 hours before the date of the adjourned meeting, shall be entitled to attend and vote at the meeting in respect of the number of ordinary shares registered in their name at that time. Changes to entries in the register of members after that time shall be disregarded in determining the rights of any person to attend or vote at the meeting. How do you submit your proxy instructions? • By internet via the Janus Henderson Group website at www.janushenderson.com/ AGM2019. To use this facility, you will need your Control Number, unique PIN and your Shareholder Reference Number (SRN). These numbers are shown on your Proxy Form, email bulletin or Notice of Annual General Meeting and Annual Report. We will assume you have signed the Proxy Form if you lodge it in accordance with the instructions on the website, by 11.59pm (Denver time) on Wednesday, 1 May 2019. • By telephone on 1-800-652-8683, by 11.59pm (Denver time) on Wednesday, 1 May 2019. • By mail to the Janus Henderson Group Share Registry, using the enclosed reply-paid envelope or by posting it to: Janus Henderson Group Share Registry, Proxy Services, c/o Computershare Investor Services, PO Box 505008, Louisville, KY 40233-9814, provided your mail is received by 11.59pm (Denver time) on Wednesday, 1 May 2019. • At the meeting on Thursday, 2 May 2019, before the meeting commences at 3.00pm (Denver time). If your proxy instructions (and any supporting documents) are not received by the above cut-off times, your proxy appointment will not be effective. Janus Henderson Group plc Notice of Annual General Meeting 2019

4 Voting information for holders of CDIs quoted on the Australian Securities Exchange Who can vote at the meeting? Only those CDI holders entered in the register of CDI holders of Janus Henderson Group as at 5.00pm (Sydney time) on Monday, 11 March 2019 or, if the AGM is adjourned, in the register of CDI holders 72 hours before the time of any adjourned meeting, shall be entitled to provide voting instructions to CHESS Depositary Nominees Pty Limited (CDN) in respect of the number of CDIs registered in their name at that time. Changes to entries in the register of CDI holders after that time shall be disregarded in determining the rights of any CDI holders to provide voting instructions to CDN in regard to this meeting. How do you submit your voting instructions? • By internet via the Janus Henderson Group website at www.janushenderson.com/ AGM2019. To use this facility you will need your Shareholder Reference Number, which is shown on your Voting Instruction Form, and your registered post code or country of residence if outside Australia. We will assume you have signed the Voting Instruction Form if you lodge it in accordance with the instructions on the website, by 5.00pm (Sydney time) on Monday, 29 April 2019. • By mail by sending the Voting Instruction Form enclosed to Computershare Investor Services Pty Limited, using the enclosed reply-paid envelope or by posting it to Computershare Investor Services Pty Limited, GPO Box 4578, Melbourne, VIC 3001, Australia; or Private Bag 92119, Auckland 1142, New Zealand, provided your mail is received by 5.00pm (Sydney time) on Monday, 29 April 2019. • By facsimile by faxing the Voting Instruction Form enclosed to 03 9473 2555 in Australia or 09 488 8787 in New Zealand by 5.00pm (Sydney time) on Monday, 29 April 2019. • At the meeting If you would like to attend, speak and vote at the meeting you may instruct CDN to nominate you as its proxy by submitting the Voting Instruction Form via one of the above methods. Voting at the meeting is on Thursday, 2 May 2019, before the meeting commences at 3.00pm (Denver time). If your Voting Instruction Form (and any necessary supporting documents) is not received by 5.00pm (Sydney time) on Monday, 29 April 2019, your proxy appointment will not be effective. Janus Henderson Group plc Notice of Annual General Meeting 2019

5 Voting information for holders of Janus Henderson UK Depositary Interests Who can vote at the meeting? Only those UK DI holders entered in the register of UK DI holders of Janus Henderson Group as at 5.00pm (New York time) on Monday, 11 March 2019 or, if the AGM is adjourned, in the register of UK DI holders 72 hours before the time of any adjourned meeting, shall be entitled to provide voting instructions to Computershare Investor Services plc (Computershare) in respect of the number of UK DIs registered in their name at that time. Changes to entries in the register of UK DI holders after that time shall be disregarded in determining the rights of any UK DI holders to provide voting instructions to Computershare in regard to this meeting. How do you submit your voting instructions? • By internet You may direct Computershare, to vote the ordinary shares underlying your UK DIs via a Form of Instruction accessible via the internet on Computershare’s website by visiting www. investorcentre.co.uk/eproxy. You will be asked to enter the Control Number, your Shareholder Reference Number and your PIN number, which are detailed on the accompanying Form of Instruction. Alternatively, you can return your instruction to Computershare by post to the address provided on the Form of Instruction. Instructions must be validly returned and received by 9.00am (London time) on Monday, 29 April 2019. • Alternatively, UK DI holders who wish to issue an instruction through the CREST electronic voting appointment service may do so by using the procedures described in the CREST manual (available from www.euroclear.com/ CREST). CREST personal members or other CREST sponsored members, and those CREST members who have appointed a voting service provider(s), should refer to their CREST sponsor or voting services provider(s), who will be able to take the appropriate action on their behalf. In order for instructions made using the CREST service to be valid, the appropriate CREST message (a CREST Voting Instruction) must be properly authenticated in accordance with the specifications of Euroclear UK & Ireland Limited (EUI) and must contain the information required for such instructions, as described in the CREST manual. The message, regardless of whether it relates to the voting instruction or to an amendment to the instruction given to the Depositary must, in order to be valid, be transmitted so as to be received by the issuer’s agent (ID 3RA50) no later than 9.00am (London time) on Monday, 29 April 2019. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the CREST Voting Instruction by the CREST applications host) from which the issuer’s agent is able to retrieve the CREST Voting Instruction by enquiry to CREST in the manner prescribed by CREST. CREST members and, where applicable, their CREST sponsors or voting service providers should note that EUI does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the transmission of CREST Voting Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that the CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a CREST Voting Instruction is transmitted by means of the CREST service by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. The Company may treat as invalid a CREST Voting Instruction in the circumstances set out in Article 34 of the Companies (Uncertificated Securities) (Jersey) Order 1999. • By mail To the Janus Henderson Group Share Registry, using the enclosed reply-paid envelope or by posting it to: Janus Henderson Group Share Registry, Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZY. To be effective, all Forms of Instruction must be lodged with Computershare by 9.00am (London time) on Monday, 29 April 2019. Computershare, as your proxy, will then make arrangements to vote your underlying shares according to your instructions. • At the meeting If you would like to attend, speak and vote in person at the Annual General Meeting, please inform Computershare at CSNDITEAM@ computershare.co.uk, who will provide you with a Letter of Representation with respect to your UK DI holding that will enable you to attend, speak and vote the shares underlying your interests at the Annual General Meeting on Computershare’s behalf. Your completed Letter of Representation must be delivered to a Computershare representative on Thursday, 2 May 2019, before the meeting commences at 3.00pm (Denver time). Janus Henderson Group plc Notice of Annual General Meeting 2019

6 Voting information for holders of UK DIs via the Corporate Sponsored Nominee facility Who can vote at the meeting? Only those holders of UK DIs via CSN entered in the register of CSN holders of Janus Henderson Group as at 5.00pm (New York time) on Monday, 11 March 2019 or, if the AGM is adjourned, in the register of CSN holders 72 hours before the time of any adjourned meeting, shall be entitled to provide voting instructions to Computershare Investor Services plc (Computershare) in respect of the number of depositary interests holders are beneficially entitled to at the cut-off time above. Changes to entries in the register of CSN holders after that time shall be disregarded in determining the rights of any CSN holders to provide voting instructions to Computershare in regard to this meeting. How do you submit your voting instructions? • By internet You may direct Computershare, as provider of the Corporate Sponsored Nominee Service in which your UK DIs are held, how to vote the ordinary shares underlying your DIs via the Internet on Computershare’s Website by visiting www.investorcentre.co.uk/eproxy. You will be asked to enter the Control Number, your Shareholder Reference Number and your PIN number, which are detailed on the accompanying Form of Direction. Alternatively, you can return your instruction to Computershare by post to the address provided on the Form of Direction. • By mail To the Janus Henderson Group Share Registry, using the enclosed reply-paid envelope or by posting it to: Janus Henderson Group Share Registry, Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZY. To be effective, all Forms of Direction must be lodged with Computershare by 9.00am (London time) on Friday, 26 April 2019. Computershare, as your Custodian, will then make arrangements to vote the shares underlying your interests according to your instructions. • At the meeting If you would like to attend, speak and vote in person at the Annual General Meeting, please inform Computershare at CSNDITEAM@ computershare.co.uk, who will provide you with a Letter of Representation with respect to your UK DI holding that will enable you to attend, speak and vote the shares underlying your interests at the Annual General Meeting on Computershare’s behalf. Your completed Letter of Representation must be delivered to a Computershare representative on Thursday, 2 May 2019, before the meeting commences at 3.00pm (Denver time). Janus Henderson Group plc Notice of Annual General Meeting 2019

7 Letter from the Chairman Janus Henderson Group plc Notice of Annual General Meeting 2019 Dear Shareholder I would like to invite you to the 2019 Annual General Meeting (AGM) of Janus Henderson Group plc (Janus Henderson Group). The AGM will take place on Thursday, 2 May 2019 in Denver, Colorado, USA, starting at 3.00pm (Denver time). The physical meeting will be held at 151 Detroit Street, Denver, CO 80206, USA. If you cannot attend the AGM, you can listen to the meeting via our website www.janushenderson.com/AGM2019 or by using the audio cast/dial-in details on page 14. This document contains resolutions that are typically dealt with at our AGM and accompanying notes that provide an explanation of the business to be conducted at the AGM. In accordance with the Company’s Articles of Association, all Directors will be seeking reappointment at the AGM. You should read the entirety of this document before deciding how to vote. Voting procedures If you would like to vote, you may do so: • by attending and voting at the AGM in person on Thursday, 2 May 2019 in Denver, Colorado; or • by appointing someone as your proxy/representative to attend and vote for you at the AGM. To appoint someone as your proxy/representative, use either the enclosed Proxy/Voting Instruction Form or go to the Janus Henderson Group website at www.janushenderson.com/AGM2019 to appoint someone online. Instructions about how to complete the form are included with the proxy/voting instruction forms relevant to your holding. Please note that there are different voting procedures depending on whether you hold your Janus Henderson shares as (1) ordinary shares listed on the New York Stock Exchange, (2) CHESS Depositary Interests quoted on the Australian Securities Exchange, (3) Janus Henderson UK Depositary Interests through CREST or (4) a holder of Janus Henderson UK Depositary Interests via the Janus Henderson Corporate Sponsored Nominee Facility. Shareholders are advised to read the voting instructions on pages 2 to 6 of this booklet carefully to ensure they understand the voting arrangements that apply to them. Your proxy/voting instruction form(s) (either online or in paper form) need to be lodged so that they reach Janus Henderson Group’s Share Registry by the time and date specified on your form. The Board considers all of the proposed resolutions to be in the best interests of the Company and shareholders as a whole, and recommends that you vote FOR all the resolutions at the AGM. Yours sincerely Richard Gillingwater Chairman 21 March 2019

8

Notice of Annual General Meeting

The Annual General Meeting (AGM) of shareholders of Janus Henderson Group plc (the **Company**) will be held on Thursday, 2 May 2019 at 151 Detroit Street, Denver, CO 80206, USA at 3.00pm (Denver time).

Items of Business

Resolutions 1 to 12 (inclusive) set out below will be proposed as ordinary resolutions. An ordinary resolution will be passed if more than 50% of the votes cast are in favour. Resolutions 13 and 14 will be proposed as special resolutions and will be passed if two-thirds or more of the votes are cast in favour.

Resolution 1: Annual Report and Accounts

To receive the Annual Report and Accounts of the Company for the financial year ended 31 December 2018 and the reports of the Directors and Auditors thereon.

Resolution 2: Reappointment of Existing Director

To reappoint Ms K Desai as a Director of the Company.

Resolution 3: Reappointment of Existing Director

To reappoint Mr J Diermeier as a Director of the Company.

Resolution 4: Reappointment of Existing Director

To reappoint Mr K Dolan as a Director of the Company.

Resolution 5: Reappointment of Existing Director

To reappoint Mr E Flood Jr as a Director of the Company.

Resolution 6: Reappointment of Existing Director

To reappoint Mr R Gillingwater as a Director of the Company.

Resolution 7: Reappointment of Existing Director

To reappoint Mr L Kochard as a Director of the Company.

Resolution 8: Reappointment of Existing Director

To reappoint Mr G Schafer as a Director of the Company.

Resolution 9: Reappointment of Existing Director

To reappoint Ms A Seymour-Jackson as a Director of the Company.

Resolution 10: Reappointment of Existing Director

To reappoint Mr R Weil as a Director of the Company.

Resolution 11: Reappointment of Existing Director

To reappoint Mr T Yamamoto as a Director of the Company.

Resolution 12: Reappointment and remuneration of the Auditors

To reappoint PricewaterhouseCoopers LLP as Auditors to the Company and to authorise the Audit Committee to agree the remuneration of the Auditors.

Resolution 13: Authority to purchase own shares

That, pursuant to Article 57 of the Companies (Jersey) Law 1991, the Company be and is hereby generally and unconditionally authorised to make purchases on a stock exchange of its ordinary shares, subject to the following conditions:

a) the maximum number of ordinary shares authorised to be purchased is 19,641,276, minus the number of underlying shares represented by CDIs that are purchased pursuant to Resolution 14;

b) the minimum price (exclusive of expenses) which may be paid for an ordinary share is US$1.50 (being the nominal value of an ordinary share);

c) the maximum price (exclusive of expenses) which may be paid for each ordinary share is an amount which is equal to 105% of the average of closing prices for ordinary shares over the previous five days on which sales of ordinary shares were recorded on the New York Stock Exchange;

d) this authority shall expire at the close of the AGM of the Company held in 2020 or 1 November 2020, whichever is earlier;

e) a contract to purchase shares under this authority may be made before this authority expires, and concluded in whole or in part after this authority expires; and

f) pursuant to Article 58A of the Companies (Jersey) Law 1991, the Company may hold as treasury shares any ordinary shares of the Company purchased pursuant to the authority conferred in this Resolution.

Resolution 14: Authority to purchase own CDIs

The Company be and is hereby generally and unconditionally authorised (pursuant to Article 57 of the Companies (Jersey) Law 1991) to make purchases on a stock exchange of its CDIs, subject to the following conditions:

a) the maximum number of CDIs authorised to be purchased is 19,641,276, minus the number of shares purchased pursuant to Resolution 13;

b) the minimum price (exclusive of expenses) which may be paid for each CDI is the Australian dollar equivalent of US$1.50;

c) the maximum price (exclusive of expenses) which may be paid for each CDI is an amount which is equal to 105% of the average of closing prices for CDIs over the previous five days on which sales of CDIs were recorded on the Australian Securities Exchange;

d) this authority shall expire at the close of the AGM of the Company held in 2020 or 1 November 2020, whichever is earlier;

e) a contract to purchase CDIs under this authority may be made before this authority expires, and concluded in whole or in part after this authority expires; and

f) pursuant to Article 58A of the Companies (Jersey) Law 1991, the Company may hold as treasury shares any ordinary shares of the Company purchased by the purchase of CDIs pursuant to the authority conferred in this Resolution.

By Order of the Board

Michelle Rosenberg
Company Secretary
21 March 2019
Janus Henderson Group plc
Registered office: 47 Esplanade, St Helier, Jersey, JE1 0BD
Registered in Jersey no. 101484
ABN: 67 133 992 766

Janus Henderson Group plc Notice of Annual General Meeting 2019

9 Notes Determination of entitlement to attend and vote at the meeting For holders of ordinary shares, the Company, pursuant to the Companies (Uncertificated Securities) (Jersey) Order 1999, specifies that only those members entered in the register of members of Janus Henderson Group plc as at 5.00pm (New York time) on Monday, 11 March 2019 or, if the AGM is adjourned, at 5.00pm on the day which is 72 hours before the date of the adjourned meeting, shall be entitled to attend and vote at the AGM in respect of the number of ordinary shares registered in their name at that time. Changes to entries in the register of members after that time shall be disregarded in determining the rights of any person to attend or vote at the AGM. For holders of CDIs, only those CDI holders entered in the register of CDI holders of Janus Henderson Group plc as at 5.00pm (Sydney time) on Monday, 11 March 2019 or, if this meeting is adjourned, in the register of CDI holders 72 hours before the time of any adjourned meeting, shall be entitled to provide voting instructions to CHESS Depositary Nominees Pty Limited (CDN) in respect of the number of CDIs registered in their name at that time. Changes to entries in the register of CDI holders after that time shall be disregarded in determining the rights of any CDI holders to provide voting instructions to CDN in regard to the AGM. For UK DI holders, only those UK DI holders entered in the register of UK DI holders of Janus Henderson Group as at 5.00pm (New York time) on Monday, 11 March 2019 or, if the AGM is adjourned, in the register of UK DI holders 72 hours before the time of any adjourned meeting, shall be entitled to provide voting instructions to Computershare Services plc (Computershare) in respect of the number of UK DIs registered in their name at that time. Changes to entries in the register of UK DI holders after that time shall be disregarded in determining the rights of any UK DI holders to provide voting instructions to Computershare in regard to this meeting. Sending documents relating to the meeting to the Company Any documents or information relating to the proceedings at the meeting may only be sent to the Company in one of the ways set out on pages 2 to 6. For holders via CSN, only those holders via CSN entered in the register of CSN holders of Janus Henderson Group as at 5.00pm (New York time) on Monday, 11 March 2019 or, if the AGM is adjourned, in the register of CSN holders 72 hours before the time of any adjourned meeting, shall be entitled to provide voting instructions to Computershare in respect of the number of depositary interests holders are beneficially to at the cut-off time above. Changes to entries in the register of CSN holders after that time shall be disregarded in determining the rights of any CSN holders to provide voting instructions to Computershare in regard to this meeting. CHESS Depositary Nominee’s Financial Services Guide To obtain a copy of the CHESS Depositary Nominee’s Financial Services Guide, go to: http://www.asx.com.au/documents/ settlement/CHESS_Depositary _Interests.pdf or phone 131 279 (from Australia) if you would like one sent to you by mail. Documents available for inspection The following documents are available for inspection during normal business hours at 47 Esplanade, St Helier, Jersey, JE1 0BD and at 201 Bishopsgate, London, EC2M 3AE from 21 March 2019 until the conclusion of the AGM, and will also be available for inspection at the AGM venue from 2.00pm (Denver time) prior to and during the AGM itself: Important Information This document is important. If you are in any doubt as to the action you should take, please contact your stockbroker, bank manager, solicitor, accountant or other independent financial adviser. (a) a summary of the material terms of appointment of the Directors; and the biographies of all Directors. (b) Proxies/representatives All eligible holders at the record date for their holding(s) are entitled to appoint a proxy/ representative to attend, speak and vote in their place. An eligible holder may appoint more than one proxy/representative provided each proxy/representative is appointed to exercise the rights attached to a different share or interest in shares. A proxy/representative need not be a shareholder of the Company. Please see pages 2 to 6 for further details. Janus Henderson Group plc Notice of Annual General Meeting 2019

10 Explanatory notes The information below is an explanation of the business to be considered at the 2019 AGM. Resolution 1: Annual Report and Accounts The Directors are required to present the following reports in respect of the financial year ended 31 December 2018 to the meeting: • The Annual Report and Accounts (which includes the financial statements); and • The Directors’ Report and the Auditors’ Report. Shareholders will be given an opportunity at the meeting to ask questions and make comments on these reports and accounts and on the business, operations and management. At the end of the discussion, shareholders will be invited to vote to receive the reports and the accounts. Resolutions 2 to 11: Reappointment of existing Directors In accordance with the Company’s Articles of Association, all Directors are offering themselves for reappointment. Kalpana Desai | Age 51 Independent Non-Executive Director since May 2017. Ms Desai was a Non-Executive Director of Henderson Group from October 2015 to May 2017 and is currently a member of the Audit Committee and the Nominating and Governance Committee. Experience Ms Desai has over 30 years of international advisory and investment banking experience, primarily gained in the Asia-Pacific region. Until 2013, Ms Desai was Head of Macquarie Capital Asia, the investment banking division of Macquarie Group Limited, headquartered in Australia. Prior to this, she was Head of the Asia-Pacific Mergers & Acquisitions Group and a Managing Director from 2001 in the investment banking division of Bank of America Merrill Lynch based in Hong Kong. Earlier, Ms Desai worked in the corporate finance divisions of Barclays de Zoete Wedd in London and Hong Kong and at J. Henry Schroder Wagg in London, having started her career in the financial services division of Coopers & Lybrand Consulting in London. She was a member of the Takeovers and Mergers Panel of the Securities and Futures Commission in Hong Kong from 2007 to 2014. She is currently a Non-Executive Director of Canaccord Genuity Group Inc., headquartered in Canada. Ms Desai has a BSc in Economics from the London School of Economics and Political Science and qualified as a Chartered Accountant with PricewaterhouseCoopers in London in 1991. Ms Desai’s qualifications to serve on the Board include her over 30 years of international advisory and investment banking experience, primarily gained in the Asia-Pacific region, including her experience gained as Head of the Asia-Pacific Mergers & Acquisitions Group and a Managing Director from 2001 in the investment banking division of Bank of America Merrill Lynch based in Hong Kong. The Board also takes into consideration Ms Desai’s qualification as a Chartered Accountant (ICAEW). Jeffrey Diermeier | Age 66 Independent Non-Executive Director since May 2017. Mr Diermeier was an Independent Director of Janus Capital Group from March 2008 to May 2017 and is currently the Chair of the Board Audit Committee and a member of the Nominating and Governance Committee and the Risk Committee. Experience Mr Diermeier is a Director of the University of Wisconsin Foundation, a non-profit fundraising and endowment management organization, and former Chairman of its Investment Committee. In January 2011, Mr Diermeier became a Director of Adams Street Partners, a private equity firm located in Chicago. Between 2010 and 2017 he was a co-owner and Chairman of L.B. White Company, a heating equipment manufacturer. He is also a minority owner of Stairway Partners, LLC, a registered investment adviser located in Chicago, and was an advisory board member of that firm from 2005 to December 2012. He was a Trustee of the Board of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board and the Government Accounting Standards Board, from January 2009 to December 2015 and Chairman of the Trustees from November 2012 to December 2015. From 2005 until January 2009, he served as President and Chief Executive Officer of the CFA Institute, a non-profit educational organization for investment professionals in Charlottesville, Virginia, and previously in a number of capacities in the global asset management division of UBS and predecessor organisations, primarily Brinson Partners, Inc., beginning as an Equity Analyst and culminating as its Global Chief Investment Officer from 2000 to 2004. Mr Diermeier holds the Chartered Financial Analyst designation. Mr Diermeier has a BBA in Finance and Investments from the University of Wisconsin-Madison and an MBA in Finance and Investments from the University of Wisconsin-Madison. Mr Diermeier’s qualifications to serve on the Board include his extensive oversight experience related to financial reporting and corporate governance standards as a trustee of the Board of the Financial Accounting Foundation, CFA Institute experience, mutual fund and investment adviser oversight experience while at UBS, corporate oversight as a member of several boards of directors and committees, and his general executive management experience at UBS and its predecessor entity. Kevin Dolan | Age 65 Independent Non-Executive Director since May 2017. Mr Dolan was a Non-Executive Director of Henderson Group from September 2011 to May 2017 and is currently a member of the Nominating and Governance Committee and the Risk Committee. Experience Mr Dolan has been in the financial services industry for 36 years, many of them as head of significant investment management organisations and has extensive experience in M&A transactions, both in Europe and the US. He spent ten years with the AXA Group where he was Chief Executive Officer of AXA Investment Managers Paris, and Global Deputy Chief Executive Officer of AXA Investment Managers. Mr Dolan has held other executive positions, including as Chief Executive of the Asset Management Division of Bank of Ireland Group, Chief Executive of Edmond de Rothschild Asset Management and Chief Executive of their Private Equity arm, Edmond de Rothschild Capital Partners. He was Chief Executive of La Fayette Investment Management in London from 2006 to 2009 and was a Director of Meeschaert Gestion Privée in Paris until 2015. He is the founding partner of Anafin LLC, and a senior advisor to London-based Private Equity firm One Peak Partners. Mr Dolan has a BS in Business Administration from Georgetown University. Mr Dolan’s qualifications to serve on the Board include his over 36 years’ experience in the financial industry, notably his chief executive experience within the AXA Group’s global asset management arm, his chief executive experience at La Fayette Investment Management, Bank of Ireland Group and Janus Henderson Group plc Notice of Annual General Meeting 2019

11 Edmond de Rothschild Asset Management. Mr Dolan has served on a number of boards, both in the US and in Europe, including at Donaldson Lufkin & Jenrette (DLJ), and Alliance Capital. The Board also takes into consideration his experience and contribution as a legacy Non-Executive director of Henderson Group plc from 2011 to May 2017. Eugene Flood Jr. | Age 63 Independent Non-Executive Director since May 2017. Mr Flood was a Non-Executive Director of Janus Capital Group from January 2014 to May 2017 and is currently a member of the Nominating and Governance Committee, the Risk Committee and the Audit Committee. Experience Currently, Mr Flood also serves as Chairman of the advisory board for the Institute for Global Health and Infectious Diseases at the University of North Carolina Chapel Hill; is a member of the Steering Board of the Eshelman Institute at the University of North Carolina Eshelman School of Pharmacy; is a Trustee of the Financial Accounting Foundation; and, has been a Director of the Research Corporation for Science Advancement since 2015. Previously, Mr Flood served as a Director of The Foundation for the Carolinas from 2012 to 2015. He was Executive Vice President of TIAA-CREF from 2011 until his retirement in 2012, serving on the CREF Board of Trustees and the TIAA-CREF Mutual Fund Board of Trustees for seven years, and chairing the Investment Committee. Prior to joining TIAA-CREF as an executive in 2011, Mr Flood spent 12 years with Smith Breeden Associates, a North Carolina-based fixed income asset manager, as President and Chief Executive Officer. Mr Flood also served with Morgan Stanley in a range of trading and investment positions from 1987 to 1999 and was an Assistant Professor of Finance at Stanford Business School from 1982 to 1987. Mr Flood earned a Bachelor of Arts degree in economics from Harvard University and a PhD in economics from the Massachusetts Institute of Technology. Mr Flood’s qualifications to serve on the Board include his extensive investment management, mutual fund and investment adviser experience as a trustee for CREF and TIAA-CREF, his senior management experience with Smith Breeden Associates and Morgan Stanley, and his economic-focused academic background. The Board also takes into account that Mr Flood has a Ph.D. in Economics from the Massachusetts Institute of Technology. Richard Gillingwater | Age 62 Non-Executive Director and Chairman since May 2017. Mr Gillingwater was a Non-Executive Director of Henderson Group from February 2013 to May 2017, taking the position of Chairman in May 2013. He is currently the Chair of the Nominating and Governance Committee and a member of the Compensation Committee. Experience Mr Gillingwater started his career in investment banking in 1980 at Kleinwort Benson, where he spent ten years. After this he moved to BZW and, in due course, became joint Head of Corporate Finance. BZW was taken over by Credit Suisse First Boston and he ultimately became Chairman of European Investment Banking at Credit Suisse First Boston. In 2003, he was asked by the UK Government to found and become the Chief Executive and later, Chairman of the Shareholder Executive. In 2007, he became Dean of Cass Business School which role he held until 2012. In his Non-Executive career, Mr Gillingwater has been Chairman of CDC Group plc and has also been a Non-Executive Director of P&O, Debenhams, Tomkins, Qinetiq Group, Kidde, Hiscox Ltd, Helical plc and Wm Morrison Supermarkets plc. Mr Gillingwater is Chairman of SSE plc and Senior Independent Director of Whitbread plc. Mr Gillingwater holds an MA in Law, St Edmund Hall, Oxford University and a MBA from the International Institute for Management Development (IMD) in Lausanne. Mr Gillingwater is a qualified solicitor. Mr Gillingwater’s qualifications to serve on the Board include his broad industry experience as Chairman of European Investment Banking at Credit Suisse First Boston, Chairman of the Shareholder Executive and Dean of the Cass Business School, in addition to his extensive experience as a non-executive director of a number of other high-profile publicly listed companies, including as Chairman of Henderson Group from May 2013 to May 2017. Lawrence Kochard | Age 62 Independent Non-Executive Director since May 2017. Mr Kochard was an Independent Director of Janus Capital Group from March 2008 to May 2017 and is currently the Chair of the Compensation Committee and a member of the Nominating and Governance Committee. Experience Mr Kochard is Chief Investment Officer at Makena Capital Management. Until January 2018, he was the Chief Executive Officer and Chief Investment Officer of the University of Virginia Investment Management Company. Mr Kochard has served as a Director of the Virginia Commonwealth University Investment Management Company since 2015, as a Director and the Chair of the Investment Committee for the Virginia Environmental Endowment since 2013 and a Member of the Investment Advisory Committee of the Virginia Retirement System since March 2011, serving as Chair since 2017. He previously served as the Chairman of the College of William & Mary Investment Committee from 2005 to October 2011. From 2004 to 2010, he was the Chief Investment Officer for Georgetown University, and from 2001 to 2004 was Managing Director of Equity and Hedge Fund Investments for the Virginia Retirement System. Mr Kochard worked as an Assistant Professor of Finance at the McIntire School of Commerce at the University of Virginia from 1999 to 2001. He started his career in financial analysis and planning, corporate finance and capital markets for E.I. DuPont de Nemours and Company, Fannie Mae and The Goldman Sachs Group, Inc. Mr Kochard holds the Chartered Financial Analyst designation and a Ph.D. in economics from the University of Virginia. Mr Kochard’s qualifications to serve on the Board include his extensive experience related to investment management, investment adviser oversight, general executive management and his economics-focused academic background while a senior executive officer on the investment teams of University of Virginia, Georgetown University, Virginia Retirement System, Fannie Mae, and The Goldman Sachs Group. The Board also takes into account that Mr Kochard has a Ph.D. in Economics from the University of Virginia. Janus Henderson Group plc Notice of Annual General Meeting 2019

12 Explanatory notes continued Glenn Schafer | Age 69 Vice-Chairman and Independent Non-Executive Director since May 2017. Mr Schafer was a Director of Janus Capital Group from December 2007 to May 2017, taking the position of Chairman in April 2012. He is a member of the Compensation Committee and the Nominating and Governance Committee. Experience Mr Schafer serves as a Director of GeoOptics LLC, a weather satellite manufacturer. Mr Schafer served as a Director of the Michigan State University Foundation from 2004 to 2014. He was Vice Chairman of Pacific Life Insurance Company (Pacific Life) from April 2005 until his retirement in December 2005; a member of Pacific Life’s Board of Directors and President of Pacific Life from 1995 to 2005; and, Executive Vice President and Chief Financial Officer of Pacific Life from 1991 to 1995. From 2006 to 2007, he served on the Board of Directors for Scottish Re Group. Between 2006 and 2017 Mr Schafer was a Director of Genesis Healthcare, Inc., the successor company resulting from the merger with Skilled Healthcare Group, Inc. of which Mr Schafer was a director. Mr Schafer also served as a Director of Mercury General Corporation, an insurance holding company, between 2015 up until his resignation in February 2018. Mr Schafer has a BS from Michigan State University and an MBA from the University of Detroit. Mr Schafer’s qualifications to serve on the Board include his extensive accounting and financial experience as a former Chief Financial Officer at Pacific Life, investment and capital management experience as a senior executive and board member of Pacific Life, corporate oversight experience as a member of several boards of directors and committees, including as Chairman of Janus Capital Group from April 2012 to May 2017 and his general executive management experience gained as a senior executive and board member of Pacific Life. Angela Seymour-Jackson | Age 52 Independent Non-Executive Director since May 2017. Ms Seymour-Jackson was a Non-Executive Director of Henderson Group from January 2014 to May 2017 and is currently a member of the Compensation Committee and the Nominating and Governance Committee. She also chairs Henderson Global Holdings Asset Management Limited (a holding company of the legacy-Henderson Group). Experience Ms Seymour-Jackson has over 20 years’ experience in retail financial services. She has held various senior marketing and distribution roles in Norwich Union Insurance, General Accident Insurance, CGU plc and Aviva. She was Chief Executive Officer of RAC Motoring Services Limited from 2010 until 2012. She joined Aegon UK in May 2012 and was appointed Managing Director of the Workplace Solutions Division in December 2012. Ms Seymour-Jackson was a Senior Advisor to Lloyds Banking Group (insurance) until October 2017. She is a Non-Executive Director of Rentokil Initial plc and Page Group plc and is also Deputy Chair and Senior Independent Director at Gocompare.com Group plc. Ms. Seymour-Jackson has a BA (Hons) in French and European Studies from the University of East Anglia, a diploma from the Chartered Institute of Marketing and an MSc in Marketing. Ms Seymour-Jackson’s qualifications to serve on the Board include her extensive background in retail financial services including her experience gained in various senior marketing and distribution roles at Norwich Union Insurance, CGU plc and Aviva UK Life as well as her senior executive experience at RAC Motoring Services Limited and Aegon UK. The Board also takes into consideration her experience and contribution as a Non-Executive Director of Henderson Group from January 2014 to May 2017. Richard Weil | Age 55 Chief Executive Officer and Executive Director since May 2017. Experience Richard Weil is Chief Executive Officer of Janus Henderson Investors and also serves as a member of the Board of Directors. In this role, Mr Weil is responsible for the strategic direction and overall day-to-day management of the firm. He also leads the firm’s Executive Committee. He has held this position since the merger of Janus Capital Group and Henderson Group in May 2017. Prior to this, Mr Weil was Chief Executive Officer of Janus, a position he had held since joining the firm in 2010. Prior to this, Mr Weil spent 15 years with PIMCO where most recently he served as the global head of PIMCO Advisory, a member of PIMCO’s executive committee, and a member of the board of trustees of the PIMCO Funds. Previous to his appointment as global head of PIMCO Advisory, he served as chief operating officer of PIMCO, a position he held for ten years, in which time he successfully led the development of PIMCO’s global business and founded their German operations. Mr Weil also previously served as PIMCO Advisors L.P.’s general counsel. Prior to joining PIMCO in 1996, Mr Weil was with Bankers Trust Global Asset Management and Simpson Thacher & Bartlett LLP in New York. Mr Weil earned his bachelor of arts degree in economics from Duke University and his juris doctorate from the University of Chicago Law School. He has 24 years of financial industry experience. Mr Weil’s qualifications to serve on the Board include his current role as CEO of the Company in addition to his extensive business and legal experience in the investment management industry, his general executive management experience as a senior executive officer at PIMCO and as a lawyer at Simpson Thacher & Bartlett LLP. The Board also considered his extensive experience in the development and oversight of global company operations including his experience gained as Chief Executive Officer of Janus Capital Group from 2010 to May 2017. Tatsusaburo Yamamoto | Age 54 Independent Non-Executive Director since May 2017. Mr Yamamoto was an Independent Director of Janus Capital Group from July 2015 to May 2017 and is currently a member of the Nominating and Governance Committee. Experience Mr Yamamoto is currently Managing Executive Officer, Corporate Planning Unit, of The Dai-ichi Life Holdings, Inc. (Dai-ichi Life) and has worked in many different capacities for Dai-ichi Life over his 30-year career with the firm. Prior to his current role, Mr Yamamoto served as Executive Officer at Asset Management Business Unit of Dai-ichi Life and Investment Planning Department of Dai-ichi Life Insurance Company, Limited. Mr Yamamoto was appointed to the Board of Directors of Janus Henderson after being designated by Dai-ichi Life as its representative pursuant to the Amended and Restated Investment and Strategic Co-operation Agreement (the Agreement) between Henderson Group, Dai-ichi Life and Janus Capital Group dated 3 October 2016. In connection with the Agreement, Mr Yamamoto works with Janus Henderson’s senior management to further the goals of the strategic alliance between the two firms and to enhance product distribution opportunities. Mr Janus Henderson Group plc Notice of Annual General Meeting 2019

13 Yamamoto has a Bachelor of Arts in Economics from WASEDA University. Mr Yamamoto’s qualifications to serve on the Board include his extensive experience in the financial services industry outside of the US and his roles in management in the investment planning, asset management and international business management departments of The Dai-ichi Life Insurance Company, Limited including as Deputy CEO of Dai-ichi Life Vietnam and Managing Director of Dai-ichi Life (Asia Pacific). The Board also takes into account his experience and familiarity with the Company’s senior management team. The Board has reviewed the independence of its Non-Executive Directors against the requirements applicable to boards of directors of companies that have equity securities listed on the New York Stock Exchange and the Australian Securities Exchange, and has determined that they remain independent in character and judgement. Resolution 12: Reappointment and remuneration of the Auditors The Audit Committee of the Company’s Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s auditors. Pursuant to the Companies (Jersey) Law 1991, shareholders are required to approve the reappointment of the Company’s Auditors each year and the appointment runs until the conclusion of the next AGM (unless they are removed by resolution of the Company in general meeting). Shareholders are also requested to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the purposes of United States securities law reporting for the fiscal year ending 31 December 2018. This Resolution also gives authority to the Audit Committee to agree the Auditors’ remuneration. A summary of the Auditors’ remuneration during 2018 is included in Item 14 of Part III on page 138 of the Company’s Annual Report on SEC Form 10-K dated 26 February 2019. Resolution 13: Authority to purchase own shares The Directors consider that it is advantageous for the Company to renew the authority to buy back its own shares in certain circumstances. The Directors have proposed to seek this authority, in a form consistent with Jersey companies law and US securities law, and best practice for companies listed on the NYSE and ASX. Resolution 13, which will be proposed as a special resolution, seeks shareholders’ approval of the purchase by the Company of a maximum number of shares which, taken together with the number of underlying shares represented by CDIs that are purchased pursuant to Resolution 14, is 19,641,276 (that figure being the whole number which is equal to 10% of the issued share capital of the Company as at 28 February 2019). The authority sought by this resolution will expire at the close of the AGM of the Company held in 2020 or 1 November 2020, whichever is earlier. The Directors will continuously review a possible buy-back of shares and CDIs, taking into account the Company’s financial position, share/CDI price and other investment opportunities. The Directors would use this authority only if they believe at the time that such purchase would be in the best interests of shareholders generally. Any purchases of ordinary shares would be by means of market purchases. The resolution sets the maximum and minimum prices for any such purchases. Ordinary shares purchased under this authority may be held as treasury shares. The Companies (Jersey) Law 1991 allows the Company to purchase and hold treasury shares in its issued capital rather than cancelling those shares. Treasury shares do not carry voting rights and have no entitlement to dividends. Treasury shares may be cancelled, sold or used to meet the Company’s obligations under its employee share schemes. Any ordinary shares purchased, but not held as treasury shares, would be cancelled. As at 28 February 2019, pursuant to the authority granted at the 2018 AGM, the Company bought back and cancelled 3,993,374 ordinary shares on market since the 2018 AGM. Resolution 14: Authority to Purchase own CDIs Resolution 14, which will be proposed as a special resolution, seeks shareholders’ approval of the purchase by the Company of a maximum number of CDIs that the underlying ordinary shares are represented by which, taken together with any ordinary shares purchased by the Company pursuant to Resolution 13, is 19,641, 276 (that figure being the whole number which is equal to 10% of the issued share capital of the Company as at 28 February 2019). The authority sought by this resolution will expire at the close of the AGM of the Company held in 2020 or 1 November 2020, whichever is earlier. The Directors will continuously review a possible buy-back of shares and CDIs, taking into account the Company’s financial position, share/CDI price and other investment opportunities. The Directors would use this authority only if they believe at the time that such purchase would be in the best interests of shareholders generally. Any purchases of CDIs would be by means of market purchases. Any CDIs purchased in Australia will then be converted into ordinary shares (Converted Shares). The resolution sets the maximum and minimum prices for any such purchases. Shares represented by CDIs purchased under this authority may be held as treasury shares. The Companies (Jersey) Law 1991 allows the Company to purchase and hold treasury shares in its issued capital rather than cancelling those shares. Treasury shares do not carry voting rights and have no entitlement to dividends. Treasury shares may be cancelled, sold or used to meet the Company’s obligations under its employee share schemes. Any Converted Shares purchased, but not held as treasury shares, would be cancelled. As at 28 February 2019, pursuant to the authority granted at the 2018 AGM, the Company bought back and cancelled 3,993,374 ordinary shares on market, of which 1,415,787 were CDIs that were converted to ordinary shares before being cancelled, since the 2018 AGM. Janus Henderson Group plc Notice of Annual General Meeting 2019

14 Meeting location and audio cast details United States Thursday, 2 May 2019 Starts 3.00pm (Denver time) 151 Detroit Street, Denver, CO 80206, USA Audio cast/dial-in details Those wishing to listen to the meeting by phone should call: • Australia Toll-free: 1800 573 793 • UK Toll-free: 0800 358 6377 • US/CAN Toll-free: 866 548 4713 • International Toll: +1 323 794 2093 • Conference ID: 9711056 Alternatively, access to the audio cast and accompanying slides will be available via the Investor Relations section of the Janus Henderson Group website : www.janushenderson.com/AGM2019. For shareholder queries please contact the Janus Henderson Group Share Registry United States Janus Henderson Group Transfer Agent P.O. Box 43078 Providence, RI 02940-3078 T: (Toll-Free): 866 638 5573 T: (Non Toll-Free): +1 781 575 2374 webqueries@computershare.com Australia Janus Henderson Group Share Registry GPO Box 4578 Melbourne, Victoria 3001 T: 1300 137 981 T: +61 (0) 3 9415 4081 F: +61 (0) 3 9473 2500 webqueries@computershare.com.au United Kingdom Janus Henderson Group Depositary Computershare Investor Services The Pavilions Bridgwater Road Bristol BS13 8AE T: +44 (0) 800 073 3916 webqueries@computershare.co.uk New Zealand Janus Henderson Group Share Registry Private Bag 92119 Auckland 1142 T: 0800 888 017 F: +64 (0) 9 488 8787 webqueries@computershare.com.au Janus Henderson Group plc Notice of Annual General Meeting 2019

15 Registered office: 47 Esplanade, St Helier Jersey, JE1 0BD www.janushenderson.com Janus Henderson Group plc Notice of Annual General Meeting 2019